SEI INVESTMENTS / PROSPECTUS

SEI INSTITUTIONAL INTERNATIONAL TRUST

About This Prospectus

SEI Institutional International Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class A Shares of the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

International Equity Fund	3

Emerging Markets Equity Fund	8

International Fixed Income Fund	11

Emerging Markets Debt Fund	16

More Information About Fund Investments	20

Investment Adviser and Sub-Advisers	20

Purchasing and Selling Fund Shares	26

Disclosure of Portfolio Holdings Information	32

Dividends, Distributions and Taxes	33

Financial Highlights	34

How to Obtain More Information About SEI Institutional International Trust	Back Cover

SEI INVESTMENTS / PROSPECTUS

Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and these Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by the Funds varies, as does the investment risk/return potential represented by each Fund. The Funds, especially the Emerging Markets Equity and Emerging Markets Debt Funds, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a global asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes (represented by the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund

SEI INVESTMENTS / PROSPECTUS

Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

International Investing

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

SEI INVESTMENTS / PROSPECTUS

INTERNATIONAL EQUITY FUND

Fund Summary

Investment Goal:  Long-term capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of foreign companies

Investment Strategy

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Certain Sub-Advisers will seek to achieve returns in excess of an international equity benchmark. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve excess returns (i.e. returns in excess of a benchmark index or "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the international equity benchmark, returns may be derived in part from investing significant portions of the Fund in securities other than international equity securities.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

SEI INVESTMENTS / PROSPECTUS

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of

SEI INVESTMENTS / PROSPECTUS

the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., international equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that developed international equity securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 20.88% (12/31/99)

Worst Quarter: -20.44% (09/30/02)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Morgan Stanley Capital International (MSCI) EAFE Index.

International Equity Fund — Class A Shares	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	14.28%	2.83%	5.36%	4.95%
Return After Taxes on Distributions**	13.63%	2.70%	4.60%	4.01%
Return After Taxes on Distributions and Sale of Fund Shares**	9.51%	2.45%	4.31%	3.83%
MSCI EAFE Index Return (reflects no deduction for fees, expenses, or taxes)***	13.54%	4.55%	5.84%	4.79%

* The inception date for the Fund's Class A Shares is December 20, 1989. Index returns shown from December 31, 1989.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of 1,010 securities listed on the stock exchanges of developed market countries in Europe, Australasia and the Far East.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.51%
Distribution (12b-1) Fees	None
Other Expenses	0.73%
Total Annual Fund Operating Expenses	1.24%*

* In the future, if the Fund's "Total Annual Fund Operating Expenses" increase, the Adviser may waive a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Adviser may discontinue all or part of these waivers at any time.

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund — Class A Shares	$126	$393	$681	$1,500

SEI INVESTMENTS / PROSPECTUS

EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Very high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of emerging market companies

Investment Strategy

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 31.28% (12/31/99)

Worst Quarter: -27.41% (09/30/98)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Emerging Markets Equity Fund — Class A Shares	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	30.68%	16.95%	5.08%	5.18%
Return After Taxes on Distributions**	28.81%	16.74%	4.97%	5.06%
Return After Taxes on Distributions and Sale of Fund Shares**	22.68%	15.15%	4.52%	4.60%
MSCI Emerging Markets Index Return (reflects no deduction for fees, expenses, or taxes)***	34.54%	19.44%	6.98%	6.96%

* The inception date for the Fund's Class A Shares is January 17, 1995. Index returns shown from January 31, 1995.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI Emerging Markets Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 800 stocks from approximately 17 emerging market countries.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	1.00%
Total Annual Fund Operating Expenses	2.05%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Emerging Markets Equity Fund — Class A Shares	1.96%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Equity Fund — Class A Shares	$208	$643	$1,103	$2,379

SEI INVESTMENTS / PROSPECTUS

INTERNATIONAL FIXED INCOME FUND

Fund Summary

Investment Goal:  Capital appreciation and current income

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in investment grade fixed income securities of foreign government and corporate issuers

Investment Strategy

Under normal circumstances, the International Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade foreign government and corporate fixed income securities, as well as foreign mortgage-backed and/or asset-backed fixed income securities, of issuers located in at least three countries other than the United States. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. In selecting investments for the Fund, the Sub-Advisers choose investment grade securities issued by corporations and governments located in various developed foreign countries, looking for opportunities for capital appreciation and gain, as well as current income. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Fund will also invest in securities rated below investment grade (junk bonds). The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans ("participations") and assignments of all or a portion of the loans from third parties ("assignments").

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SEI INVESTMENTS / PROSPECTUS

Junk bonds involve greater risks of default or downgrade, and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Derivatives are instruments that derive their value from an underlying security, currency, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of currencies and other instruments held by the Fund, and of the derivative instruments relating to those currencies and other instruments, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the underlying instruments to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions ("lenders"). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender

SEI INVESTMENTS / PROSPECTUS

that is selling the participation. When the Fund purchases "assignments" from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Fund is also subject to the risk that developed international fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 13.29% (06/30/02)

Worst Quarter: -5.88% (03/31/97)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the Lehman Global Aggregate Ex-U.S. Index.

International Fixed Income Fund — Class A Shares	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	-9.85%	6.08%	3.74%	5.23%
Return After Taxes on Distributions**	-11.43%	4.29%	1.99%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares**	-6.14%	4.24%	2.15%	3.48%
Lehman Global Aggregate Ex-U.S. Index Return (reflects no deduction for fees, expenses, or taxes)***	-8.65%	7.65%	4.39%	5.69%

* The inception date for the Fund's Class A Shares is September 1, 1993. Index returns shown from September 30, 1993.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Global Aggregate Ex-U.S. Index is an index of government, corporate, and collateralized bonds denominated in foreign currencies.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	0.89%
Total Annual Fund Operating Expenses	1.04%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund's distributor waived a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

International Fixed Income Fund — Class A Shares	1.01%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
International Fixed Income Fund — Class A Shares	$106	$331	$574	$1,271

SEI INVESTMENTS / PROSPECTUS

EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal:  Maximize total return

Share Price Volatility:  High to very high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in U.S. dollar-denominated debt securities of emerging market issuers

Investment Strategy

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S. dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as junk bonds).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Junk bonds involve greater risks of default or downgrade, and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of

SEI INVESTMENTS / PROSPECTUS

many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. Dollar.

The foreign sovereign debt securities the Fund purchases involve specific risks, including the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. The performance information shown is based on full calendar years.

Best Quarter: 17.55% (12/31/02)

Worst Quarter: -29.08% (09/30/98)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2005 to those of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index.

Emerging Markets Debt Fund — Class A Shares	1 Year	5 Years	Since Inception*
Return Before Taxes	14.06%	16.91%	11.87%
Return After Taxes on Distributions**	10.94%	12.84%	8.04%
Return After Taxes on Distributions and Sale of Fund Shares**	9.96%	12.30%	7.85%
J.P. Morgan EMBI Global Index Return (reflects no deduction for fees, expenses, or taxes)***	10.73%	12.25%	10.17%

* The inception date for the Fund's Class A Shares is June 26, 1997. Index returns shown from June 30, 1997.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The J.P. Morgan EMBI Global Index tracks total returns for U.S. dollar-denominated bonds issued by emerging market countries, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.94%
Total Annual Fund Operating Expenses	1.79%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser waived a portion of the fees in order to keep total operating expenses, excluding interest expense, at a specified level. The Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Emerging Markets Debt Fund — Class A Shares	1.36%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund — Class A Shares	$182	$563	$970	$2,105

SEI INVESTMENTS / PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Funds. As of December 31, 2005, SIMC had more than $73.4 billion in assets under management. For the fiscal year or period ended September 30, 2005, SIMC received investment advisory fees, as a percentage of each Fund's net assets, at the following annual rates:

International Equity Fund	0.51%
Emerging Markets Equity Fund	0.96	%*
International Fixed Income Fund	0.15%
Emerging Markets Debt Fund	0.41	%*

*After fee waivers.

A discussion regarding the basis of the Board of Trustees' approval of the Funds' Investment Advisory and Sub-Advisory Agreements is available in the Funds' annual report, which covers the period October 1, 2004 through September 30, 2005.

SEI INVESTMENTS / PROSPECTUS

Sub-Advisers and Portfolio Managers

INTERNATIONAL EQUITY FUND:

Alliance Capital Management L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Alliance Capital. The team consists of Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria. Ms. Fay was appointed Chief Investments Officer of Global Value Equities in 2003 and is responsible for the oversight of all portfolio management and research relating to cross-border and non-U.S. value investment portfolios. She joined Bernstein, a unit of Alliance Capital, in 1990. Mr. Simms was named Co-Chief Investments Officer of International Value Equities in 2003, and is Director of Research for Global and International Value Equities, a position he has held since 2000. Mr. Simms joined Bernstein in 1992. Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit and was named Chief International Economist in 1992. Mr. Martini joined Bernstein in 1985. Mr. D'Auria was named Co-Chief Investments Officer of International Value Equities in 2003, adding to his responsibilities as Chief Investments Officer of Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Mr. D'Auria joined the firm in 1991.

Capital Guardian Trust Company: Capital Guardian Trust Company (Capital Guardian), located at 700 Newport Center Drive, Newport Beach, CA 92660 serves as a Sub-Adviser to the International Equity Fund. Capital Guardian uses a multiple portfolio manager system in managing the portion of the International Equity Fund's assets allocated to Capital Guardian. Under this approach, the portfolio of the International Equity Fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the International Equity Fund's objectives and policies. Subject to those objectives and policies, portfolio managers are not limited to where they may invest geographically except for Seung Kwak and John Mant, whose geographical coverage is limited to Japan and Europe, respectively. Capital Guardian's investment committee oversees this process. In addition, Capital Guardian's investment analysts also may make investment decisions with respect to a portion of the International Equity Fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage. Capital Guardian's portfolio management team consists of David I. Fisher, Chairman of the Board and Portfolio Manager, has been with Capital Guardian for 36 years. Arthur J. Gromadzki, Portfolio Manager, has been with Capital Guardian for 18 years. Richard N. Havas, Portfolio Manager, has been with Capital Guardian for 19 years. Seung Kwak, Portfolio Manager, has been with Capital Guardian for 3 years. Prior to joining Capital Guardian Mr. Kwak was employed at Zurich Scudder Investments. Nancy J. Kyle, Vice Chairman and Portfolio Manager, has been with Capital Guardian for 14 years. John M.N. Mant, Portfolio Manager, has been with Capital Guardian for 15 years. Christopher A. Reed, Director, Senior Vice President and Portfolio Manager, has been with Capital Guardian for 12 years. Lionel M. Sauvage, Director, Senior Vice President and Portfolio Manager, has been with Capital Guardian for 18 years. Nilly Sikorsky, Portfolio Manager, has been with Capital Guardian for 43 years. Rudolf M. Staehelin, Portfolio Manager, has been with Capital Guardian for 24 years.

SEI INVESTMENTS / PROSPECTUS

Fuller & Thaler Asset Management, Inc.: Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), located at 411 Borel Avenue, Suite 402, San Mateo, California 94402, serves as a Sub-Adviser to the International Equity Fund. Joseph S. Leung, CFA, Senior Vice President and Head of International Strategies, manages the portion of the International Equity Fund's assets allocated to Fuller & Thaler. Prior to joining the Fuller & Thaler in 2002, Mr. Leung worked for AXA Rosenberg Investment Management Inc., in their U.S. and U.K. offices. Most recently, Mr. Leung served as an executive director on the AXA Rosenberg London Board and was Chief Investment Officer at AXA Rosenberg Investment Management, Inc. in London.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals, led by Robert B. Gillam, manages the portion of the International Equity Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner and Paul Hanson, who are collectively responsible for all aspects of the day-to-day decisions regarding investments. Mr. Robert B. Gillam, President & Chief Investment Officer, has been with Mckinley Capital since its inception in 1990, and has over 32 years of investment experience. Mr. Robert A. Gillam, CFA, Director of Global Equities, joined McKinley Capital in 1993. He has over 11 years of investment experience. Mr. Samorajski, Portfolio Manager, has been with McKinley Capital since 1997. He has over 20 years of investment experience. Mr. Parke, Portfolio Manager, has been with McKinley Capital since 1997 and has over 20 years of investment experience. Mr. Lien, Portfolio Manager, has been with McKinley Capital since 1996 and has over 9 years of investment experience. Mr. Rinner, Portfolio Manager, has been with McKinley Capital since 1998 and has over 8 years of investment experience. Mr. Hanson, Portfolio Manager, has been with McKinley Capital since 2000 and has over 6 years of investment experience.

Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited: Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited: Morgan Stanley Investment Management Inc. (MSIM Inc.), located at 1221 Avenue of the Americas, New York, New York 10020, serves as a Sub-Adviser to the International Equity Fund. MSIM Inc. delegates certain investment advisory responsibilities to its affiliate, Morgan Stanley Investment Management Limited (MSIM Limited), located at 25 Cabot Square, Canary Wharf, London E14 4QA, United Kingdom. MSIM Limited's International Equity Value Team manages the portion of the International Equity Fund's assets allocated to MSIM Inc. Current members of the team include Dominic Caldecott, Managing Director, Peter Wright, Managing Director, William Lock, Managing Director and Walter Riddell, Executive Director. Mr. Caldecott has worked for MSIM Limited since 1986 and began managing the portion of the International Equity Fund's assets allocated to MSIM Limited in October 2001. Mr. Riddell has worked for MSIM Limited since 1995 and began managing the portion of International Equity Fund's assets allocated to MSIM Limited in October 2001. Mr. Wright has worked for MSIM Limited since 1996 and began managing the portion of International Equity Fund's assets allocated to MSIM Limited in October 2001. Mr. Lock has worked for MSIM Limited since 1994 and began managing the portion of International Equity Fund's assets allocated to MSIM Limited in October 2001. Each member's role includes global sector research responsibilities; Messrs. Riddell, Wright and Lock have day-to-day portfolio administration responsibilities as well.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals at QMA manages the

SEI INVESTMENTS / PROSPECTUS

portion of the International Equity Fund's assets allocated to QMA. The members of the team with primary responsibility for managing the assets allocated to QMA are Margaret Stumpp, PhD, John Van Belle, PhD, Peter Xu, PhD and Betty Sit Tong. Ms. Stumpp, Chief Investment Officer, is responsible for portfolio management and investment strategy for the International Equity Fund and is portfolio manager for QMA's enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stummp joined QMA's predecessor, Prudential Investment Management, Inc. (PIM), in 1987. Mr. Van Belle, Managing Director, is responsible for portfolio management and investment strategy for the International Equity Fund and manages QMA's global balanced portfolios, domestic balanced funds, and equity portfolios for foreign-based full service clients. Mr. Van Belle joined PIM in 1983. Mr. Xu, Managing Director, is responsible for portfolio management and investment research for the International Equity Fund and conducts equity market research, the results of which are used in QMA's stock selection process for all quantitative core equity portfolios. Mr. Xu joined PIM in 1997. Ms. Sit Tong, Investment Associate, is responsible for portfolio management and trading for the International Equity Fund and co-manages certain QMA global index portfolios. She is also responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments. Ms. Sit Tong joined PIM in 1994.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, serves as a Sub-Adviser for a portion of the assets of the International Equity Fund. A team of investment professionals at Smith Breeden, led by Tim Cunneen, CFA, Senior Portfolio Manager, and Daniel Dektar, Executive Vice President, manages the portion of the International Equity Fund assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 12 years of investment experience. Mr. Dektar joined Smith Breeden in 1986 and has 22 years of investment experience.

EMERGING MARKETS EQUITY FUND:

Alliance Capital Management L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Edward D. Baker III manages the portion of the Emerging Markets Equity Fund's assets allocated to Alliance Capital. Mr. Baker, Chief Executive Officer of Emerging Markets Growth Equities, joined Alliance Capital in 1995 and currently serves as head of Alliance Capital's Emerging Markets Growth Equity and specialty-portfolio businesses. He also coordinates the investment activities of Alliance's non-U.S. specialty-portfolio teams and joint ventures.

Ashmore Investment Management Limited: Ashmore Investment Management Limited (Ashmore), located at 20 Bedfordbury, London, United Kingdom, WC2N 4BL, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Ashmore's Investments Committee manages the portion of the assets of the Emerging Markets Equity Fund allocated to Ashmore. Ashmore's Investment Committee currently has four members. Ashmore's Managing Director and the Chairman of its Investment Committee, Mark Coombs, has been investing in emerging markets since 1983, and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs participates in the security selection process for the Emerging Markets Equity Fund. Senior portfolio managers Jules Green and Seumas Dawes have been actively involved in emerging market investment since 1990 and 1993, respectively. Mr. Dawes has a geographic responsibility for Asia, product responsibility for special situations, structured transactions, equity and related derivatives and he participates in the security selection process for the Emerging Markets Equity Fund. Mr. Green has a geographic responsibility for Latin America and Eastern Europe, product responsibility for U.S. Bonds, local currency debt, local currencies and related derivatives and he participates in the security selection process for the Emerging Markets Equity Fund.

SEI INVESTMENTS / PROSPECTUS

Jerome Booth is Ashmore's Head of Research and political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis.

The Boston Company Asset Management LLC: The Boston Company Asset Management LLC (The Boston Company), located at One Boston Place, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's Assets allocated to The Boston Company. The team consists of D. Kirk Henry, Clifford A. Smith, Carolyn M. Kedersha, Andrew B. Johnsen, Param Roychoudhury and Michelle Y. Chan. Mr. Henry, Executive Vice President & Director of International Value Equity, whose role is lead Portfolio Manager for all International Value and Emerging Markets Value strategies, has been with The Boston Company since 1994. Mr. Smith, Senior Vice President and the Assistant Director of International Value Equity, whose role is to conduct research on global technology and European capital goods companies, has been with The Boston Compnay since 1998. Ms. Kedersha, Senior Vice President and Senior Portfolio Manager, whose role is to conduct research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia and Latin America, has been with The Boston Compnay since 1988. Mr. Johnsen, Senior Vice President and Senior Portfolio Manager, whose role is to research companies located in Japan, South Korea, Taiwan and Eastern Europe, has been with The Boston Company since 1995. Ms. Roychoudhury, Senior Vice President and Portfolio Manager, whose role is to research companies in Continental Europe and India, has been with The Boston Compnay since 1991. Ms. Chan, Vice President and an Assistant Portfolio Manager, whose role is to provide research coverage for China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand, has been with The Boston Company since 2000.

Emerging Markets Management, L.L.C.: Emerging Markets Management, L.L.C. (EMM), located at 1001 Nineteenth Street, North, 17th Floor, Arlington, Virginia 22209 serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals led by Antoine van Agtmael, EMM's President and Chief Investment Officer, is jointly and primarily responsible for the day-to-day management of the portion of the Emerging Markets Equity Fund's assets allocated to EMM. Mr. van Agtmael, who Co-founded EMM in 1988, is responsible for country allocation, risk control, and diversification. Ms. Felicia Morrow, who joined EMM in 1990 and is EMM's Chief Operating Officer and Lead Portfolio Manager, is the portfolio manager responsible for Latin America and Southeast Asia. Mr. John Niepold, who joined EMM in 1993, is the portfolio manager responsible for Frontier Africa and the Middle East. Mr. Arindam Bhattacharjee, who joined EMM in 1995, is the portfolio manager responsible for the Indian sub-continent. Ms. Dobrinka Cidrof, who joined EMM in 1989, is the portfolio manager responsible for Turkey and Israel. Mr. Peter Trofimenko, who joined EMM in 1994, is the portfolio manager responsible for Central and Eastern Europe, Russia and South Africa. Ms. Rita Lun, who joined EMM in 1996, is the portfolio manager responsible for China/Hong Kong, Taiwan and Korea.

Rexiter Capital Management Limited: Rexiter Capital Management Limited (Rexiter), located at 21 St. James's Square, London SW1Y 4SS United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Murray Davey and Nick Payne manage the portion of the Emerging Markets Equity Fund's assets allocated to Rexiter. Mr. Davey is a senior European, Middle Eastern and African fund manager and a director of Rexiter. Mr. Payne is a senior Latin American fund manager and a director of Rexiter. Mr. Davey has been with Rexiter since its inception in 1997. Mr. Payne joined Rexiter in September 1999.

SEI INVESTMENTS / PROSPECTUS

INTERNATIONAL FIXED INCOME FUND:

Alliance Capital Management L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Fixed Income Fund. A team of investment professionals, lead by Douglas J. Peebles, Noriko Miyoshi, Andrew Aran, Scott DiMaggio and Gina Toth, manages the portion of the International Fixed Income Fund's assets allocated to Alliance Capital. Mr. Peebles, Executive Vice President, Chief Investment Officer and Co-Head – Fixed Income, has been with Alliance Capital for 18 years. Mr. Miyoshi, Senior Vice President and Director of Japan Fixed Income, has been with Alliance Capital for 7 years. Mr. Aran, Senior Vice President and Director of Global Credit, has been with Alliance Capital for 7 years. Mr. DiMaggio, Vice President and Director of Canada Fixed Income, has been with Alliance Capital for 6 years. Ms. Toth, Senior Vice President and Director of UK/Euro Fixed Income, has been with Alliance Capital for 12 years.

Fischer Francis Trees & Watts, Inc and its affiliates: Fischer Francis Trees & Watts, Inc., a New York corporation located at 200 Park Avenue, 46th Floor, New York, New York 10166, and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as FFTW) serves as Sub-Adviser to the International Fixed Income Fund. FFTW's Investment Strategy Group is responsible for determining the investment strategy for the portion of the assets of the International Fixed Income Fund allocated to FFTW. Kevin Corrigan, Portfolio Manager and Managing Director of FFTW, serves as portfolio manager to the portion of the International Fixed Income Fund's assets allocated to FFTW. Mr. Corrigan, who joined FFTW in 1995 and has 11 years of investment experience, heads the European Corporate Credit Team and is the product manager for European domestic portfolios. Mr. Corrigan is a member of the Investment Strategy Group and manages FFTW's European corporate bond and derivative exposures.

EMERGING MARKETS DEBT FUND:

Ashmore Investment Management Limited: Ashmore Investment Management Limited (Ashmore), located at 20 Bedfordbury, London, United Kingdom, WC2N 4BL, serves as a Sub-Adviser to the Emerging Markets Debt Fund. Ashmore's Investment Committee manages the portion of the assets of the Emerging Markets Debt Fund allocated to Ashmore. Ashmore's Investment Committee currently has four members. Ashmore's Managing Director and the Chairman of its Investment Committee, Mark Coombs, has been investing in emerging markets since 1983, and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs participates in the security selection process for the Emerging Markets Debt Fund. Senior portfolio managers Jules Green and Seumas Dawes have been actively involved in emerging market investment since 1990 and 1993 respectively. Mr. Dawes has a geographic responsibility for Asia, product responsibility for special situations, structured transactions, equity and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Mr. Green has a geographic responsibility for Latin America and Eastern Europe, product responsibility for U.S. Bonds, local currency debt, local currencies and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Jerome Booth is Ashmore's Head of Research and political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis.

SEI INVESTMENTS / PROSPECTUS

Salomon Brothers Asset Management Inc: Salomon Brothers Asset Management Inc (SaBAM), located at 399 Park Avenue, New York, New York 10022, serves as a Sub-Adviser to the Emerging Markets Debt Fund. James Craige serves as the primary portfolio manager for the Emerging Markets Debt Fund. Mr. Craige, CFA, Managing Director, is a senior portfolio manager for all emerging markets debt portfolios managed by SaBAM. Mr. Craige joined SaBAM in 1992 and is a member of the Investment Policy Committee. Peter J. Wilby, CFA, Managing Director, Chief Investment Officer — North American Fixed Income, is the senior portfolio manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios managed by SaBAM. Mr. Wilby joined SaBAM in 1989 and is a member of the Investment Policy Committee. Thomas K. Flanagan, CFA, Managing Director, is also a senior portfolio manager for all emerging markets debt portfolios managed by SaBAM. Mr. Flanagan joined SaBAM in 1991 and is a member of the Investment Policy Committee.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of securities in the Funds.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares of the Funds. The Funds offer Class A Shares only to Financial Institutions and intermediaries for their own or their customers' accounts.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business.

Financial institutions or intermediaries may purchase Class A Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at

SEI INVESTMENTS / PROSPECTUS

the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Funds are open for business each day that the NYSE is open (a Business Day). Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If such prices are not readily available or are determined to be unreliable, the Funds will value the security using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security's price cannot be obtained from an independent pricing agent, the Funds will value the securities using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund's Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service's prices will be reliable. SIMC or a Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a

SEI INVESTMENTS / PROSPECTUS

particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds' Board of Trustees. The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

The International Equity and Emerging Markets Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity and Emerging Markets Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity and Emerging Markets Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund

SEI INVESTMENTS / PROSPECTUS

calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies SIMC or a Sub-Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest at least $100,000 in any Fund with minimum subsequent investments of at least $1,000. A Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Funds to incur unwanted taxable gains, and forcing the Funds to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

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The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

SEI INVESTMENTS / PROSPECTUS

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Fund Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

SEI INVESTMENTS / PROSPECTUS

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the internet at the following address: http://www.seic.com/fund_holdings_home.asp. (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

SEI INVESTMENTS / PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as dividends to shareholders. It is the policy of the International Equity, Emerging Markets Equity and International Fixed Income Funds to pay dividends at least once annually. It is the policy of the Emerging Markets Debt Fund to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, local, and foreign income taxes. Below, the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

It is expected that distributions from the International Fixed Income and Emerging Markets Debt Funds will primarily consist of ordinary income and that distributions from the Funds will not be eligible for the lower tax rates applicable to qualified dividend income.

Each sale of Fund shares may be a taxable event. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Funds.

Each Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund. The Funds will notify you if they make such election.

More information about taxes is in the Funds' SAI.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the Funds' SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE PERIODS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period
International Equity Fund
CLASS A
2005	$9.81	$0.16	(1)	$2.40	(1)	$2.56	$(0.23)	$—	$(0.23)	$12.14
2004	8.20	0.10	(1)	1.60	(1)	1.70	(0.09)	—	(0.09)	9.81
2003	6.93	0.08	(1)	1.23	(1)	1.31	(0.04)	—	(0.04)	8.20
2002	8.25	0.04		(1.34)		(1.30)	(0.02)	—	(0.02)	6.93
2001	12.33	0.03		(3.73)		(3.70)	(0.07)	(0.31)	(0.38)	8.25
Emerging Markets Equity Fund
CLASS A
2005	$11.10	$0.14	(1)	$4.80	(1)	$4.94	$(0.10)	$—	$(0.10)	$15.94
2004	9.00	0.09	(1)	2.03	(1)	2.12	(0.02)	—	(0.02)	11.10
2003	6.53	0.05	(1)	2.42	(1)	2.47	—	—	—	9.00
2002	6.08	0.01		0.47		0.48	(0.03)	—	(0.03)	6.53
2001	9.19	0.04		(3.15)		(3.11)	—	—	—	6.08

	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)**	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
CLASS A
2005	26.33%	$3,227,258	1.24%	1.24%	1.24%	1.50%	80%
2004	20.74	2,705,544	1.26	1.26	1.26	1.06	44
2003	18.91	2,258,034	1.28	1.28	1.32	1.12	87
2002	(15.79)	1,952,763	1.28	1.28	1.29	0.51	70
2001	(30.85)	2,365,245	1.28	1.28	1.29	0.36	91
Emerging Markets Equity Fund
CLASS A
2005	44.68%	$1,354,502	1.95%	1.96%	2.05%	1.05%	69%
2004	23.61	1,039,735	1.95	1.95	2.12	0.84	88
2003	37.83	936,560	1.95	1.95	2.14	0.71	69
2002	7.78	739,880	1.95	1.95	2.14	0.08	109
2001	(33.84)	1,010,428	1.95	1.95	2.13	0.54	126

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period
International Fixed Income Fund
CLASS A
2005	$12.22	$0.28	(1)	$0.15	(1)	$0.43	$(0.89)	$(0.04)	$(0.93)	$11.72
2004	12.45	0.28	(1)	0.63	(1)	0.91	(0.92)	(0.22)	(1.14)	12.22
2003	11.00	0.30	(1)	1.53	(1)	1.83	(0.33)	(0.05)	(0.38)	12.45
2002	10.12	0.55		0.33		0.88	—	—	—	11.00
2001	9.81	0.33		(0.02)		0.31	—	—	—	10.12
Emerging Markets Debt Fund
CLASS A
2005	$10.74	$0.66	(1)	$1.31	(1)	$1.97	$(0.63)	$(0.27)	$(0.90)	$11.81
2004	11.15	0.61	(1)	0.77	(1)	1.38	(0.66)	(1.13)	(1.79)	10.74
2003	8.12	0.78	(1)	3.01	(1)	3.79	(0.76)	—	(0.76)	11.15
2002	9.03	0.82		(0.56)		0.26	(0.99)	(0.18)	(1.17)	8.12
2001	9.51	0.94		(0.53)		0.41	(0.89)	—	(0.89)	9.03

	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)**	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Fixed Income Fund
CLASS A
2005	3.01%	$880,923	1.00%	1.00%	1.04%	2.24%	145%
2004	7.43	907,633	1.00	1.00	1.04	2.27	224
2003	17.05	865,698	1.00	1.00	1.06	2.60	216
2002	8.70	878,082	1.00	1.00	1.07	2.72	339
2001	3.16	1,198,644	1.00	1.00	1.06	3.13	235
Emerging Markets Debt Fund
CLASS A
2005	19.34%	$1,143,845	1.35%	1.35%	1.79%	6.03%	85%
2004	13.97	765,483	1.35	1.35	1.79	5.91	77
2003	49.15	565,237	1.35	1.35	1.80	7.98	127
2002	2.15	422,130	1.35	1.35	1.79	8.80	140
2001	4.69	458,950	1.35	1.35	1.78	10.06	196

* Includes Fees Paid Indirectly.

** The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund's expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund's expense ratio, as a percentage of the Fund's average daily net assets for the year ended September 30, 2005, can be found on the Statement of Operations.

† Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as "—" are either $0 or have been rounded to $0.

Notes:

International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Markets Equity Fund International Fixed Income Fund Emerging Markets Debt Fund International Equity Fund Emerging Ma

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2006 includes detailed information about the SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about fund strategies, and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or
More Information:

By Telephone:  Call 1-8OO-DIAL-SEI

By Mail:   Write to the Funds at:
  One Freedom Valley Drive
  Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Institutional International Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional International Trust's Investment Company Act registration number is 811-5601.

SEI-F-095 (1/06)

SEI Institutional International Trust

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

Class A

Prospectus as of
January 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.